                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report: March 10, 2000


                          BALDWIN PIANO & ORGAN COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                    0-14903                    31-1091812
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)           Identification Number)


4680 Parkway Drive, Mason, Ohio                                       45040-5301
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:   (513) 754-4500

Item 2.  Acquisition or Disposition of Assets

         On March 10, 2000, Baldwin Piano & Organ Company (the "Company") completed the sale of Keyboard Acceptance Corporation and Signature Leasing Company to Deutsche Financial Services Corporation ("DFSC") (the "Subsidiary Sale"). The Company received gross proceeds of $35.0 million. After transaction expenses, the Company expects to net approximately $32.5 million for an after-tax gain of $700,000, or $0.20 per share.

         This transaction was first reported by the Company on Form 8-K dated December 9, 1999.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

         Not Applicable.

(b)      Pro Forma Financial Information

                  The following unaudited pro forma balance sheet as of December 31, 1999 estimates the pro forma effect of the Subsidiary Sale to DFSC as if the Subsidiary Sale and the transactions contemplated in the related Stock Purchase Agreement had been consummated on December 31, 1999. The following unaudited pro forma statement of operations for the year ended December 31, 1999 estimates the pro forma statement of operations based on the pro forma effects of the Subsidiary Sale as if such sale had occurred on January 1, 1999. The pro forma adjustments are described in the following notes and are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma data may not be indicative of the results of operations and financial position of the Company, as it may be in the future or as it might have been had the transaction been consummated on the respective dates assumed.

Baldwin Piano & Organ Company and Subsidiaries
Pro Forma Consolidated Balance Sheet
December 31, 1999 (In thousands)

                                                                                                          Pro Forma
                                                    Historical                   Pro Forma            Balance Sheet
Assets                                                    1999                 Adjustments                     1999
--------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash                                             $  1,705                   $                         $  1,705
     Receivables, net                                   11,703                                               11,703
     Installment receivables retained                    5,344                                                5,344
     Inventories                                        38,786                                               38,786
     Deferred income taxes                               9,838                                                9,838
     Other current assets                                2,974                       (802)                    2,172
     Net assets of discontinued operations (1)          21,748                    (21,748)                       --
--------------------------------------------------------------------------------------------------------------------
         Total current assets                           92,098                    (22,550)                   69,548
--------------------------------------------------------------------------------------------------------------------
Property, plant and equipment, net                      20,985                                               20,985
Deferred income taxes                                      874                                                  874
Other assets                                            14,035                                               14,035
--------------------------------------------------------------------------------------------------------------------
         Total assets                                 $127,992                    (22,550)                  105,442
====================================================================================================================
Liabilities and Shareholders' Equity
--------------------------------------------------------------------------------------------------------------------
Current liabilities:
     Accounts payable (2)                             $ 21,541                   $(11,000)                   10,541
     Current portion of long-term debt (2)              12,765                     (1,000)                   11,765
     Income taxes payable                                1,855                        370                     2,225
     Accrued liabilities (4)                             3,393                      3,480                     6,873
--------------------------------------------------------------------------------------------------------------------
         Total current liabilities                      39,554                     (8,150)                   31,404
--------------------------------------------------------------------------------------------------------------------
Long-term debt, less current portion (2) (3)            32,582                    (15,100)                   17,482
Other liabilities                                        2,168                                                2,168
--------------------------------------------------------------------------------------------------------------------
         Total liabilities                              74,304                   $(23,250)                   51,054
--------------------------------------------------------------------------------------------------------------------
Shareholders' equity:
     Common stock (4,220,694 issued shares
         in 1999)                                           42                                                   42
     Additional paid-in capital                         12,635                                               12,635
     Accumulated other comprehensive income (loss)        (270)                                                (270)
     Retained earnings                                  47,777                        700                    48,477
     Less cost of treasury shares (767,868 shares
         in 1999)                                       (6,496)                                              (6,496)
--------------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                     53,688                        700                    54,388
--------------------------------------------------------------------------------------------------------------------
         Total liabilities and shareholders' equity   $127,992                    (22,550)                 $105,442
====================================================================================================================

See accompanying Footnotes for Pro Forma Adjustments.

Footnotes to Pro Forma Adjustments (Amounts in thousands)

1.       Net assets of discontinued operations consisted of the following:

         Installment receivables, net                  $15,520
         Other current assets                            4,541
         Servicing asset                                 3,339
         Liabilities                                   (1,652)
                                                       -------
                                                       $21,748
                                                       -------

2. Net proceeds from the sale of Retail Finance subsidiaries of $32,500 plus transaction expenses paid prior to closing of $802 were used to reduce debt by $22,302 and certain trade payables by $11,000.

3. At closing, in accordance with the Stock Purchase Agreement, Baldwin repurchased certain past due accounts, installment receivables of $5,344 and repossessed inventory of $858, with a Promissory Note to DFSC with an initial amount of $6,202.

4. Accrued liabilities includes the contingent liabilities primarily related to future losses estimated for the past due installment contracts to be purchased for the next two years of $3,480.

5. The pro forma interest expense adjustment assumes that debt is reduced by $16,100 (see note 2) with an average interest rate during the year of 8.5%.

Baldwin Piano & Organ Company and Subsidiaries
Pro Forma Consolidated Statement of Operations
Year ended December 31, 1999 (In thousands, except earnings per share)

                                                                        Historical          Pro Forma
                                                                              1999        Adjustments           Pro Forma
--------------------------------------------------------------------------------------------------------------------------
Net sales                                                                 $124,289             $                 $124,289
Cost of goods sold                                                         120,902                                120,902
--------------------------------------------------------------------------------------------------------------------------
         Gross profit                                                        3,387                                  3,387
Other operating income, net                                                  6,896                                  6,896
--------------------------------------------------------------------------------------------------------------------------
                                                                            10,283                                 10,283
Selling, general and administrative                                         23,586                                 23,586
--------------------------------------------------------------------------------------------------------------------------
         Operating profit  (loss)                                          (13,303)                               (13,303)
Interest expense  (5)                                                        3,519              1,369               2,150
--------------------------------------------------------------------------------------------------------------------------
         Earnings (loss) before income taxes                               (16,822)             1,369             (15,453)
Income tax expense (benefit)                                                (7,221)               520              (6,701)
--------------------------------------------------------------------------------------------------------------------------
Net earnings (loss) from continuing operations                              (9,601)               849              (8,752)
--------------------------------------------------------------------------------------------------------------------------

Basic earnings (loss) per share from continuing operations
Earnings (loss) from continuing operations                                $  (2.78)            $ 0.25            $  (2.53)
--------------------------------------------------------------------------------------------------------------------------
Weighted average number of common shares                                     3,455              3,455               3,455
--------------------------------------------------------------------------------------------------------------------------
Diluted earnings (loss) per share from continuing operations
Earnings (loss) from continuing operations                                $  (2.78)            $ 0.25            $  (2.53)
Weighted average number of common and
     common equivalent shares                                                3,455              3,455               3,455
==========================================================================================================================

See accompanying Footnotes for Pro Forma Adjustments.

(c)      Exhibits

99.1     Stock Purchase Agreement dated December 8, 1999*

99.2     Press Release dated March 13, 2000

----------
* Incorporated by reference to the Company's Form 8-K dated December 9, 2000.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BALDWIN PIANO & ORGAN COMPANY
                                              (Registrant)


Date: March 24, 2000                 By:         /s/ Duane D. Kimble
                                        ----------------------------------------
                                        Duane D. Kimble
                                        Chief Financial Officer